UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2022 (December 9, 2022)

Carriage Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-11961	76-0423828
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3040 Post Oak Boulevard, Suite 300
Houston, Texas 77056
(Address, including zip code, of principal executive offices)

Registrant's telephone number, including area code:
(713) 332-8400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.01 per share	CSV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                         Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On December 9, 2022, Carriage Services, Inc. (the “Company”) entered into a third amendment (the “Credit Agreement Amendment”) to its first amended and restated credit agreement dated May 13, 2021 (as amended, the “Amended Credit Agreement”), with the financial institutions party thereto, as lenders, and Bank of America, N.A., as administrative agent. The Credit Agreement Amendment provides, among other things, for (i) modifications to the definitions of “Applicable Rate” and “Applicable Fee Rate” to change the applicable rates and pricing levels set forth in each pricing grid; (ii) an increase in the maximum Total Leverage Ratio (as defined in the Amended Credit Agreement) covenant as follows: a Total Leverage Ratio not to exceed (a) 6.00 to 1.00 from the effective date of the Credit Agreement Amendment through the quarter ended June 30, 2023, (b) 5.75 to 1.00 for the quarters ended September 30, 2023, and December 31, 2023, (c) 5.50 to 1.00 for the quarters ended March 31, 2024 and June 30, 2024, (d) 5.25 to 1.00 for the quarter ended September 30, 2024, and (e) 5.00 and 1.00 for the quarter ended December 31, 2024 and each quarter ended thereafter; (iii) modifications to the permitted investments covenant, relating to the Company’s ability to make certain acquisitions, subject to the satisfaction of certain conditions therein; (iv) modifications to the restricted payments covenant related to the Company’s ability to make stock repurchases, subject to the satisfaction of certain conditions therein; and (v) a modification to the Total Leverage Ratio level which constitutes a Real Property Collateral Trigger Event (as defined in the Amended Credit Agreement).
As of the effective date of the Credit Agreement Amendment and through and including the date the Company’s compliance certificate is delivered for the fiscal year ending December 31, 2022, interest accrues on amounts outstanding under the Amended Credit Agreement based on Pricing Level 6 set forth below, and thereafter based on the Company’s Total Leverage Ratio (as defined in the Amended Credit Agreement) commencing with the delivery of the Company’s compliance certificate for the fiscal quarter ending March 31, 2023, in accordance with the following pricing grid:

Applicable Rate
Pricing Level	Total Leverage Ratio	BSBY Rate / Letter of Credit Fees	Base Rate
1	< 3.00 : 1.0	1.500%	0.500%
2	< 3.50: 1.00 but ≥ 3.00: 1.	1.625%	0.625%
3	< 4.00: 1.00 but ≥ 3.50: 1.	1.750%	0.750%
4	< 4.50: 1.00 but ≥ 4.00: 1.	1.875%	0.875%
5	< 5.00: 1.00 but ≥ 4.50: 1.	3.125%	2.125%
6	< 5.50: 1.00 but ≥ 5.00: 1.	3.375%	2.375%
7	≥ 5.50: 1.0	3.625%	2.625%
Immediately after giving effect to the Credit Agreement Amendment, the Company had borrowings of approximately $194.3 million in principal amount outstanding and had approximately $53.4 million available for additional borrowing under the Amended Credit Agreement after giving effect to approximately $2.3 million of outstanding letters of credit.
The foregoing description of the Credit Agreement Amendment is qualified in its entirety by reference to the Credit Agreement Amendment, a copy of which is attached hereto as Exhibit 10.1, and incorporated by reference herein.
ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT
The disclosures above under Item 1.01 of this Current Report on Form 8-K are also responsive to Item 2.03 of this Current Report on Form 8-K and are hereby incorporated by reference into this Item 2.03.
ITEM 7.01 REGULATION FD.
On December 12, 2022, the Company issued a press release containing certain information regarding the Company and the transaction contemplated by the Credit Agreement Amendment. The press release is attached hereto as Exhibit 99.1 of this Current Report on Form 8-K and is incorporated by reference herein.
In accordance with General Instruction B.2 of Form 8-K, the foregoing information, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information, including Exhibit 99.1, be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
The following are furnished as part of this Current Report on Form 8-K:

Exhibit	Description

10.1	Third Amendment and Commitment Increase to First Amended and Restated Credit Agreement dated as of December 9, 2022, among Carriage Services, Inc., the financial institutions party thereto, as lenders, and Bank of America, N.A., as administrative agent, swing line lender and L/C issuer.
99.1	Press Release of Carriage Services, Inc. dated December 12, 2022 (furnished herewith pursuant to Item 7.01)
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIAGE SERVICES, INC.

Dated: December 12, 2022	By:	/s/ Steven D. Metzger
Steven D. Metzger
Executive Vice President, Chief Administrative Officer, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit	Description

10.1
Third Amendment and Commitment Increase to First Amended and Restated Credit Agreement dated as of December 9, 2022, among Carriage Services, Inc., the financial institutions party thereto, as lenders, and Bank of America, N.A., as administrative agent, swing line lender and L/C issuer.

99.1	Press Release of Carriage Services, Inc. dated December 12, 2022 (furnished herewith pursuant to Item 7.01)
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL